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                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated August 25, 1998 appearing on page F-2 of the Javelin Systems, Inc. Registration Statement on Form SB-2 (No. 333-63993) dated October 26, 1998.


PricewaterhouseCoopers LLP

Costa Mesa, California
October 20, 1998